Exhibit 99.2

Westar Energy, Inc

Third Quarter 2011 Earnings

Released November 3, 2011

Bruce Burns

Director Investor Relations

785-575-8227

bruce.burns@WestarEnergy.com

NOTE:

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Three Months Ended September 30,
	2011	2010	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$246,756	$235,383	$11,373	4.8
Commercial	188,070	179,884	8,186	4.6
Industrial	98,060	90,462	7,598	8.4
Other retail	(3,304)	(3,404)	100	2.9

Total Retail Revenues	529,582	502,325	27,257	5.4
Wholesale	101,086	94,117	6,969	7.4
Transmission	39,075	35,554	3,521	9.9
Other	8,409	12,441	(4,032)	(32.4)

Total Revenues	678,152	644,437	33,715	5.2

OPERATING EXPENSES:
Fuel and purchased power	199,540	187,877	11,663	6.2
Operating and maintenance	137,823	126,602	11,221	8.9
Depreciation and amortization	72,202	67,918	4,284	6.3
Selling, general and administrative	27,499	50,418	(22,919)	(45.5)

Total Operating Expenses	437,064	432,815	4,249	1.0

INCOME FROM OPERATIONS	241,088	211,622	29,466	13.9

OTHER INCOME (EXPENSE):
Investment income	2,914	3,248	(334)	(10.3)
Other income	3,404	1,897	1,507	79.4
Other expense	(5,470)	(5,146)	(324)	(6.3)

Total Other Income (Expense)	848	(1)	849	nm

Interest expense	43,844	43,956	(112)	(0.3)

INCOME BEFORE INCOME TAXES	198,092	167,665	30,427	18.1
Income tax expense	61,700	51,802	9,898	19.1

NET INCOME	136,392	115,863	20,529	17.7
Less: Net income attributable to noncontrolling interests	1,442	1,119	323	28.9

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	134,950	114,744	20,206	17.6
Preferred dividends	242	242	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$134,708	$114,502	$20,206	17.6

Earnings per common share, basic	$1.15	$1.02	$0.13	12.7

Average equivalent common shares outstanding (in thousands)	116,807	111,707	5,100	4.6
DIVIDENDS DECLARED PER COMMON SHARE	$0.32	$0.31	$0.01	3.2
Effective income tax rate	31.15%	30.90%

nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Nine Months Ended September 30,
	2011	2010	Change	% Change
	(In Thousands, Except Per Share Amounts)
REVENUES:
Residential	$556,784	$530,220	$26,564	5.0
Commercial	470,452	443,892	26,560	6.0
Industrial	268,501	242,612	25,889	10.7
Other retail	(8,759)	(10,463)	1,704	16.3

Total Retail Revenues	1,286,978	1,206,261	80,717	6.7
Wholesale	257,195	255,865	1,330	0.5
Transmission	115,411	108,497	6,914	6.4
Other	25,179	28,825	(3,646)	(12.6)

Total Revenues	1,684,763	1,599,448	85,315	5.3

OPERATING EXPENSES:
Fuel and purchased power	486,697	458,793	27,904	6.1
Operating and maintenance	412,429	369,584	42,845	11.6
Depreciation and amortization	213,551	201,955	11,596	5.7
Selling, general and administrative	132,233	144,499	(12,266)	(8.5)

Total Operating Expenses	1,244,910	1,174,831	70,079	6.0

INCOME FROM OPERATIONS	439,853	424,617	15,236	3.6

OTHER INCOME (EXPENSE):
Investment income	6,255	4,350	1,905	43.8
Other income	8,210	3,792	4,418	116.5
Other expense	(13,951)	(12,043)	(1,908)	(15.8)

Total Other Income (Expense)	514	(3,901)	4,415	113.2

Interest expense	130,681	131,862	(1,181)	(0.9)

INCOME BEFORE INCOME TAXES	309,686	288,854	20,832	7.2
Income tax expense	94,812	86,780	8,032	9.3

NET INCOME	214,874	202,074	12,800	6.3
Less: Net income attributable to nonontrolling interests	4,212	3,338	874	26.2

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	210,662	198,736	11,926	6.0
Preferred dividends	727	727	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$209,935	$198,009	$11,926	6.0

Earnings per common share, basic	$1.82	$1.77	$0.05	2.8

Average equivalent common shares outstanding (in thousands)	115,209	111,387	3,822	3.4
DIVIDENDS DECLARED PER COMMON SHARE	$0.96	$0.93	$0.03	3.2
Effective income tax rate	30.62%	30.04%

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Balance Sheets

(Dollars in Thousands, except par values)

(Unaudited)

	September 30, 2011	December 31, 2010
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$4,593	$928
Accounts receivable, net	252,045	227,700
Inventories and supplies	209,279	206,867
Energy marketing contracts	6,120	13,005
Taxes receivable	—	16,679
Deferred tax assets	—	30,248
Prepaid expenses	11,889	12,413
Regulatory assets	107,740	73,480
Other	13,246	20,289

Total Current Assets	604,912	601,609

PROPERTY, PLANT AND EQUIPMENT, NET	6,281,623	5,964,439

PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	336,373	345,037

OTHER ASSETS:
Regulatory assets	800,749	787,585
Nuclear decommissioning trust	121,050	126,990
Energy marketing contracts	7,464	9,472
Other	237,732	244,506

Total Other Assets	1,166,995	1,168,553

TOTAL ASSETS	$8,389,903	$8,079,638

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$61
Current maturities of long-term debt of variable interest entities	28,091	30,155
Short-term debt	391,900	226,700
Accounts payable	152,465	187,954
Accrued taxes	66,849	45,534
Energy marketing contracts	3,031	9,670
Accrued interest	68,188	77,771
Regulatory liabilities	33,428	28,284
Other	143,891	176,717

Total Current Liabilities	887,843	782,846

LONG-TERM LIABILITIES:
Long-term debt, net	2,490,972	2,490,871
Long-term debt of variable interest entities, net	250,632	278,162
Deferred income taxes	1,111,301	1,102,625
Unamortized investment tax credits	155,213	101,345
Regulatory liabilities	130,927	135,754
Deferred regulatory gain from sale-leaseback	93,420	97,541
Accrued employee benefits	433,664	483,769
Asset retirement obligations	131,198	125,999
Energy marketing contracts	—	10
Other	87,065	66,878

Total Long-Term Liabilities	4,884,392	4,882,954

COMMITMENTS AND CONTINGENCIES (See Notes 8 & 9 in Form 10-Q)
TEMPORARY EQUITY	—	3,465

EQUITY:
Westar Energy Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding 214,363 shares	21,436	21,436
Common stock, par value $5 per share; authorized 275,000,000 and 150,000,000 shares, respectively; issued and outstanding 117,083,763 and 112,128,068 shares, respectively	585,419	560,640
Paid-in capital	1,480,081	1,398,580
Retained earnings	522,366	423,647

Total Westar Energy Shareholders’ Equity	2,609,302	2,404,303

Noncontrolling Interests	8,366	6,070

Total Equity	2,617,668	2,410,373

TOTAL LIABILITIES AND EQUITY	$8,389,903	$8,079,638

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Cash Flows

(Dollars in Thousands)

(Unaudited)

	Nine Months Ended September 30,
	2011	2010
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$214,874	$202,074
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	213,551	201,955
Amortization of nuclear fuel	13,411	19,657
Amortization of deferred regulatory gain from sale-leaseback	(4,121)	(4,121)
Amortization of corporate-owned life insurance	19,137	15,286
Non-cash compensation	6,834	8,280
Net changes in energy marketing assets and liabilities	956	(947)
Accrued liability to certain former officers	1,180	1,959
Net deferred income taxes and credits	100,130	104,133
Stock based compensation excess tax benefits	(1,186)	(526)
Allowance for equity funds used during construction	(4,448)	(1,926)
Gain on sale of non-utility investment	(7,246)	—
Gain on settlement of contractual obligations with former officers	(22,039)	—
Changes in working capital items:
Accounts receivable	(27,269)	(44,207)
Inventories and supplies	(1,837)	(7,298)
Prepaid expenses and other	(36,459)	23,843
Accounts payable	(14,077)	12,965
Accrued taxes	38,291	70,263
Other current liabilities	(105,657)	(84,095)
Changes in other assets	(15,291)	25,984
Changes in other liabilities	(30,957)	(42,912)

Cash flows from operating activities	337,777	500,367

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(512,675)	(369,746)
Purchase of securities within trusts	(41,118)	(189,784)
Sale of securities within trusts	39,789	189,343
Investment in corporate-owned life insurance	(19,214)	(18,884)
Proceeds from investment in corporate-owned life insurance	869	1,918
Proceeds from federal grant	7,367	—
Investment in affiliated company	(1,479)	—
Proceeds from sale of non-utility investment	7,246	—
Other investing activities	470	(1,760)

Cash flows used in investing activities	(518,745)	(388,913)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	159,770	(79,720)
Retirements of long-term debt	(371)	(1,353)
Retirements of long-term debt of variable interest entities	(29,019)	(27,536)
Repayment of capital leases	(1,645)	(1,640)
Borrowings against cash surrender value of corporate-owned life insurance	65,853	72,286
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(3,108)	(3,219)
Stock based compensation excess tax benefits	1,186	526
Issuance of common stock	96,508	28,299
Distributions to shareholders of noncontrolling interests	(1,916)	(2,094)
Cash dividends paid	(102,625)	(96,391)

Cash flows from (used in) financing activities	184,633	(110,842)

NET INCREASE IN CASH AND CASH EQUIVALENTS	3,665	612
CASH AND CASH EQUIVALENTS:
Beginning of period	928	3,860

End of period	$4,593	$4,472

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

3rd Quarter 2011 vs. 2010

Earnings Variances

	($ per share)	Change (Dollars in thousands)
2010 earnings attributable to common stock	$1.02	$114,502

		Favorable/(Unfavorable)
Retail		27,257	A
Wholesale		6,969	B
Transmission		3,521
Other revenues		(4,032)
Fuel and purchased power		(11,663)	C
SPP network transmission costs		(3,205)

Gross Margin		18,847	D
Operating and maintenance w/o SPP NITS		(8,016)	E	VIE
Depreciation and amortization		(4,284)	F	VIE
Selling, general and administrative		22,919	G
Other income (expense)		849	H
Interest expense		112		VIE
Income tax expense		(9,898)		VIE
Net income attributable to noncontrolling interests		(323)		VIE
Change in shares outstanding	(0.05)

2011 earnings attributable to common stock	$1.15	$134,708

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to price increases; MWh sales increased 1 percent (see page 7 for changes by customer class)

B	Due to increased average wholesale prices; MWh sales decreased 8 percent reflecting less availability of generation for wholesale sales; average wholesale market prices increased 17 percent (see page 7 for changes by customer class)

C	Due principally to higher average cost of fuel used for generation

D	Due primarily to increased retail revenues largely from price increases

E	Increase due primarily to: increased amortization of Wolf Creek refuel and maintenance outage cost - ($2.9M); increased maintenance at steam generating plants ($3.3M); increased maintenance for tree trimming on distribution system - ($2.2M); increased ad valorem tax expense (largely offset by increase in revenues for property tax surcharge) - ($1.8M); and decrease in expenses for completed storm amortizations - $2.4M

F	Higher plant balances associated primarily with transmission facilities and additions at power plants, including air quality control equipment

G	Decrease due primarily to reversing accruals as a result of legal settlements - $22M

H	Increase due primarily to: recording a gain on sale of a non-utility investment - $7.2M; recording $4.7M of losses on investments in a trust to fund retirement benefits compared to $3.2M gains last year - ($7.9); gain on sale of No 6 fuel oil - $2M

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

YTD September 2011 vs. 2010

Earnings Variances

	($ per share)	Change (Dollars in thousands)
2010 earnings attributable to common stock	$1.77	$198,009

		Favorable / (Unfavorable)
Retail		80,717	A
Wholesale		1,330	B
Transmission		6,914
Other revenues		(3,646)
Fuel and purchased power		(27,904)	C
SPP network transmission costs		(11,877)

Gross Margin		45,534	D
Operating and maintenance w/o SPP NITS		(30,968)	E	VIE
Depreciation and amortization		(11,596)	F	VIE
Selling, general and administrative		12,266	G
Other income (expense)		4,415	H
Interest expense		1,181		VIE
Income tax expense		(8,032)		VIE
Net income attributable to noncontrolling interests		(874)		VIE
Change in shares outstanding	(0.06)

2011 earnings attributable to common stock	$1.82	$209,935

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to price increases; MWh sales increased 1 percent (see page 8 for changes by customer class)

B	Due to increased average wholesale prices; MWh sales decreased 15 percent reflecting less availability of generation for wholesale sales; average wholesale market prices increased 18 percent (see page 8 for changes by customer class)

C	Due principally to higher average cost of fuel used for generation and increased purchased power, which reflects replacement cost of fuel and purchased power during the Wolf Creek refuel and maintenance outage

D	Due primarily to increased retail revenues largely from price increases

E	Increase due primarily to: higher regulatory compliance costs at Wolf Creek- ($5.4M); increased amortization of Wolf Creek refuel and maintenance outage cost - ($5M); increased maintenance for tree trimming on distribution system - ($6.6M); increased maintenance at steam generating plants ($3M); increased ad valorem tax expense (largely offset by increase in revenues for property tax surcharge) - ($4.2M); recording in 2010 a reduction in maximum liability for costs associated with the sale of assets many years ago - ($5M); and decrease in expenses for completed storm amortizations - $5.6M

F	Higher plant balances associated primarily with transmission facilities and additions at power plants, including air quality control equipment

G	Decrease due primarily to reversing accruals as a result of legal settlements - $22M; higher legal fees - ($5.5M); amortization of energy efficiency program costs (largely offset in revenues through energy efficiency tariff) - ($3M)

H	Increase due primarily to: recording a gain on sale of a non-utility investment - $7.2M; recording $2.1M of losses on investments in a trust to fund retirement benefits compared to $2.2M of gains last year - ($4.3); gain on sale of No 6 fuel oil - $2.5M

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2011 should be read in conjunction with this financial information.

Supplemental Data	Westar Energy, Inc Revenue, Sales and Energy Supply

	Three Months Ended September 30,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$246,756	$235,383	$11,373	4.8
Commercial	188,070	179,884	8,186	4.6
Industrial	98,060	90,462	7,598	8.4
Other retail	3,094	3,046	48	1.6
Provision for rate refunds	(6,398)	(6,450)	52	0.8

Total Retail Revenues	529,582	502,325	27,257	5.4
Tariff-based wholesale	80,295	70,743	9,552	13.5
Market-based wholesale	20,791	23,374	(2,583)	(11.1)
Transmission	39,075	35,554	3,521	9.9
Other	8,409	12,441	(4,032)	(32.4)

Total Revenues	$678,152	$644,437	$33,715	5.2

	(Thousands of MWh)
Electricity Sales
Residential	2,372	2,351	21	0.9
Commercial	2,232	2,218	14	0.6
Industrial	1,528	1,483	45	3.0
Other retail	21	23	(2)	(8.7)

Total Retail	6,153	6,075	78	1.3

Tariff-based wholesale	1,733	1,686	47	2.8
Market-based wholesale	389	618	(229)	(37.1)

Total wholesale	2,122	2,304	(182)	(7.9)

Total Electricity Sales	8,275	8,379	(104)	(1.2)

	(Dollars per MWh)
Total retail	$86.07	$82.69	$3.38	4.1
Tariff-based wholesale	$46.33	$41.96	$4.37	10.4
Market-based wholesale	$53.45	$37.82	$15.63	41.3

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$183,056	$161,912	$21,144	13.1
Purchased power	24,836	24,884	(48)	(0.2)

Subtotal	207,892	186,796	21,096	11.3
Emissions allowances, VIE and miscellaneous	296	298	(2)	(0.7)
Fuel expense recovery (RECA)	(8,648)	783	(9,431)	(1,204.5)

Total fuel and purchased power expense	$199,540	$187,877	$11,663	6.2

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	1,281	1,020	261	25.6
Coal	5,603	5,838	(235)	(4.0)
Nuclear	1,179	1,211	(32)	(2.6)
Wind	80	103	(23)	(22.3)

Subtotal electricity generated	8,143	8,172	(29)	(0.4)
Purchased	683	712	(29)	(4.1)

Total Electricity Supply	8,826	8,884	(58)	(0.7)

	(Dollars per MWh)
Average cost of fuel used for generation	$22.48	$19.81	$2.67	13.5
Average cost of purchased power	$36.36	$34.95	$1.41	4.0
Average cost of fuel and purchased power	$23.55	$21.03	$2.52	12.0

Degree Days

		2010 /
	2011	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,431	1,335	96	7.2
Actual compared to 20 year average	1,431	1,124	307	27.3
Heating
Actual compared to last year	53	16	37	231.3
Actual compared to 20 year average	53	44	9	20.5

Supplemental Data	Westar Energy, Inc Revenue, Sales and Energy Supply

	Nine Months Ended September 30,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$556,784	$530,220	$26,564	5.0
Commercial	470,452	443,892	26,560	6.0
Industrial	268,501	242,612	25,889	10.7
Other retail	9,205	8,975	230	2.6
Provision for rate refunds	(17,964)	(19,438)	1,474	7.6

Total Retail Revenues	1,286,978	1,206,261	80,717	6.7
Tariff-based wholesale	205,142	183,935	21,207	11.5
Market-based wholesale	52,053	71,930	(19,877)	(27.6)
Transmission	115,411	108,497	6,914	6.4
Other	25,179	28,825	(3,646)	(12.6)

Total Revenues	$1,684,763	$1,599,448	$85,315	5.3

	(Thousands of MWh)
Electricity Sales
Residential	5,579	5,563	16	0.3
Commercial	5,825	5,793	32	0.6
Industrial	4,304	4,166	138	3.3
Other retail	66	65	1	1.5

Total Retail	15,774	15,587	187	1.2

Tariff-based wholesale	4,491	4,728	(237)	(5.0)
Market-based wholesale	1,317	2,076	(759)	(36.6)

Total wholesale	5,808	6,804	(996)	(14.6)

Total Electricity Sales	21,582	22,391	(809)	(3.6)

	(Dollars per MWh)
Total retail	$81.59	$77.39	$4.20	5.4
Tariff-based wholesale	$45.68	$38.90	$6.78	17.4
Market-based wholesale	$39.52	$34.65	$4.87	14.1

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$437,357	$410,096	$27,261	6.6
Purchased power	73,285	59,797	13,488	22.6

Subtotal	510,642	469,893	40,749	8.7
Emissions allowances, VIE and miscellaneous	679	416	263	63.2
Fuel expense recovery (RECA)	(24,624)	(11,516)	(13,108)	(113.8)

Total fuel and purchased power expense	$486,697	$458,793	$27,904	6.1

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	2,223	1,682	541	32.2
Coal	15,986	16,640	(654)	(3.9)
Nuclear	2,192	3,525	(1,333)	(37.8)
Wind	326	336	(10)	(3.0)

Subtotal electricity generated	20,727	22,183	(1,456)	(6.6)
Purchased	2,116	1,578	538	34.1

Total Electricity Supply	22,843	23,761	(918)	(3.9)

	(Dollars per MWh)
Average cost of fuel used for generation	$21.10	$18.49	$2.61	14.1
Average cost of purchased power	$34.63	$37.89	$(3.26)	(8.6)
Average cost of fuel and purchased power	$22.35	$19.78	$2.57	13.0

Degree Days

		2010 /
	2011	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	2,067	1,946	121	6.2
Actual compared to 20 year average	2,067	1,585	482	30.4
Heating
Actual compared to last year	3,109	2,999	110	3.7
Actual compared to 20 year average	3,109	2,858	251	8.8

Westar Energy, Inc.

Capitalization

	September 30, 2011		December 31, 2010
	(Dollars in Thousands)
Current maturities of long-term debt	$—		$61
Current maturities of long-term debt of VIEs	28,091		30,155
Long-term debt, net	2,490,972		2,490,871
Long-term debt of variable interest entities, net	250,632		278,162

Total debt	2,769,695	51.4%	2,799,249	53.7%
Preferred	21,436	0.4%	21,436	0.4%
Common equity	2,587,866	48.0%	2,382,867	45.8%
Noncontrolling interests	8,366	0.2%	6,070	0.1%

Total capitalization	$5,387,363	100.0%	$5,209,622	100.0%
GAAP Book value per share	$22.10		$21.25
Period end shares outstanding (in thousands)	117,084		112,128

Outstanding long-term debt table

	CUSIP	September 30, 2011	December 31, 2010
		(Dollars in Thousands)
Westar Energy:
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000	$250,000
5.15% Series due January 2017	95709TAB6	125,000	125,000
5.95% Series due January 2035	95709TAC4	125,000	125,000
5.10% Series due July 2020	95709TAD2	250,000	250,000
5.875% Series due July 2036	95709TAE0	150,000	150,000
6.10% Series due May 2047	95709T704	150,000	150,000
8.625% Series due December 2018	95709TAG5	300,000	300,000

		1,350,000	1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500	30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000	45,000
5.0% Series due February 2033 (Wamego)	933623BQ2	57,245	57,530

		132,745	133,030
Other long-term debt:
4.36% Equipment financing loan due 2011		—	61

		—	61

Total Westar Energy		1,482,745	1,483,091
KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000	175,000
6.15% Series due May 2023	485260B@1	50,000	50,000
6.64%Series due May 2038	485260B#9	100,000	100,000
6.70%Series due June 2019	U24448AB5	300,000	300,000

		625,000	625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2	108,600	108,600
5.3% Series due June 2031	933623BR0	18,900	18,900
4.85% Series due June 2031	121825CB7	50,000	50,000
5.10% Series due March 2023	502828AH9	13,318	13,343
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940	21,940
Variable rate series due April 2032 (St Marys)	792609AE9	14,500	14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000	10,000
5.6% Series due June 2031	121825CD3	50,000	50,000
6.0% Series due June 2031	121825CE1	50,000	50,000
5.0% Series due June 2031	121825CF8	50,000	50,000

		387,258	387,283

Total KGE		1,012,258	1,012,283
Total long-term debt		2,495,003	2,495,374

Unamortized debt discount		(4,031)	(4,442)
Long-term debt due within one year		—	(61)

Total long-term debt, net		$2,490,972	$2,490,871

Westar Energy, Inc.

GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in fuel and purchased power costs, and accordingly changes to these costs have a minimal impact on net income. For this reason, Westar management believes that gross margin is a useful measure for understanding changes in operating performance from one period to the next. Gross margin is calculated as total revenues less the sum of fuel and purchased power costs and SPP network transmission costs. SPP network transmission costs are included as a component of gross margin because these costs reflect the costs of providing network transmission service, and a significant component of transmission revenue is recognized when providing this service.

Operating and maintenance expense includes SPP network transmission costs (SPP NITS). The SPP network transmission costs are included in gross margin for the reasons shown above, and are therefore excluded from operating and maintenance expense w/o SPP NITS used to reconcile earnings from the comparable prior year period to the earnings for the current period. Westar management believes this measurement is useful for understanding changes in operating performance from one period to the next. Operating and maintenance expense w/o SPP NITS is calculated by subtracting the SPP network transmission costs from operating and maintenance expense.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and nine months ended September 30, 2011 and 2010 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2011	2010	Change	2011	2010	Change
	(Dollars In Thousands)			(Dollars In Thousands)
Revenues
Residential	$246,756	$235,383	$11,373	$556,784	$530,220	$26,564
Commercial	188,070	179,884	8,186	470,452	443,892	26,560
Industrial	98,060	90,462	7,598	268,501	242,612	25,889
Other retail	(3,304)	(3,404)	100	(8,759)	(10,463)	1,704

Total Retail Revenues	529,582	502,325	27,257	1,286,978	1,206,261	80,717
Wholesale	101,086	94,117	6,969	257,195	255,865	1,330
Transmission	39,075	35,554	3,521	115,411	108,497	6,914
Other	8,409	12,441	(4,032)	25,179	28,825	(3,646)

Total Revenues	678,152	644,437	33,715	1,684,763	1,599,448	85,315
Less: Fuel and purchased power expense	199,540	187,877	11,663	486,697	458,793	27,904
SPP network transmission costs	33,887	30,682	3,205	98,623	86,746	11,877

Gross Margin	$444,725	$425,878	$18,847	$1,099,443	$1,053,909	$45,534

Gross margin	$444,725	$425,878	$18,847	$1,099,443	$1,053,909	$45,534
Add: SPP network transmission costs	33,887	30,682	3,205	98,623	86,746	11,877
Less: Operating and maintenance expense	137,823	126,602	11,221	412,429	369,584	42,845
Depreciation and amortization expense	72,202	67,918	4,284	213,551	201,955	11,596
Selling, general and administrative expense	27,499	50,418	(22,919)	132,233	144,499	(12,266)

Income from operations	$241,088	$211,622	$29,466	$439,853	$424,617	$15,236

Operating and maintenance expense	$137,823	$126,602	$11,221	$412,429	$369,584	$42,845
Less: SPP Network transmission costs	33,887	30,682	3,205	98,623	86,746	11,877

Operating and maintenance expense w/o SPP NITS	$103,936	$95,920	$8,016	$313,806	$282,838	$30,968

Normalized
Sales
Employee
costs
Vegetation
management
Wolf Creek
expenses
Misc expenses
and
adjustments
Depreciation
2011 General Rate Request
($28) $23
$27
$20
$37
Dollars in millions
$91 million total rate request
Key Rate Case Drivers Rate Case Schedule
Staff and intervener
testimony
Company rebuttal
Evidentiary hearings
Briefs / reply briefs
Order due
January 5
January 23
February
13-17
March
April 23
$12
Settlement conference January 30

• Filed $91 million rate request , 5.8% increase
• Proposed rate base of $3.4 billion, excluding
– Transmission rate base $700 million
– Environmental rate base $400 million under ECRR
• Requested 10.6% ROE and 8.68% overall return
– Current implied authorized return is 10.4% ROE and 8.50% return
– Filing reflects under earning by 300 basis points
• Pro forma capital structure
– 51.6% equity, includes planned settlement of forward equity sales
• Request permission to file an abbreviated rate case for La Cygne
2011 General Rate Request (continued)

Air Quality Projects Underway
• Westar’s environmental compliance plan, approved by state and federal authorities, is based on a glide path that significantly reduces emissions by 2015
• Lawrence Energy Center
– Fabric filters, rebuild scrubbers, precipitator, low NOx system
• On plan, favorable to budget
• Jeffrey Energy Center
– SCR on 1 unit
• On plan, on budget
• La Cygne Energy Center
– Scrubbers, fabric filters, common chimney, SCR and low NOx system
• On plan, on budget

↓

120,000
100,000
80,000
60,000
40,000
20,000
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

↓

70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

15 Dramatic Improvement in Air Quality Actual Projected Actual Projected Nitrogen Oxide 48% (tons per year) Sulfur Dioxide 82% (tons per year)

Westar Coal Fleet Emission Control Equipment
Unit Scrubber Precipitator Fabric Filter Low NOx SCR
Jeffrey 1 Yes Yes No plans Yes Planned
Jeffrey 2 Yes Yes No plans Yes Uncertain
Jeffrey 3 Yes Yes No plans Yes No plans
La Cygne 1 Yes (b) Planned No Yes
La Cygne 2 Planned Yes Planned Planned Planned
Lawrence 3 No plans Yes (c) No plans Planned No plans
Lawrence 4 Yes (a) (b) Planned Planned No plans
Lawrence 5 Yes (a) (b) Planned Yes No plans
Tecumseh 7 No plans Yes No plans Yes No plans
Tecumseh 8 No plans Yes (c) No plans Planned No plans
(a) Equipment rebuild underway
(b) PM removal integrated into scrubbers
(c) Equipment upgrade planned
83% of MWs Currently Scrubbed